INCA DESIGNS, INC. AND SUBSIDIARY
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the reverse acquisition of S2 New York Designs Corp. (“S2” and the “Company”) by INCA Designs, Inc. (“INCA”) and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

On May 21, 2007, S2 entered into a Security Exchange Agreement with INCA and the two individuals owning 100% of the issued and outstanding shares of common stock of S2, and upon closing of the exchange transaction, S2 became a wholly-owned subsidiary of INCA.

Prior to the closing of the exchange transaction, INCA effected two combinations of its issued and outstanding shares of common stock. The first combination (reverse splitting the shares on a one for ten basis), although authorized by shareholder approval on February 12, 2007, was made on April 18, 2007. The second combination (reverse splitting the shares on a one for twenty basis) was made on May 15, 2007.

The exchange transaction is being accounted for as a reverse acquisition and a recapitalization. S2 is the acquirer for accounting purposes.

The following unaudited pro forma financial information for the year ended December 31, 2006 and for the six months ended June 30, 2007 gives effect to the above as if the transactions had occurred at the beginning of the periods. The unaudited pro forma consolidated balance sheet at December 31, 2006 and June 30, 2007 assumes the effects of the above as if these transactions had occurred as of December 31, 2006 and June 30, 2007.

INCA DESIGNS, INC. AND SUBSIDARY
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with INCA’s audited financial statements as of and for the year ended December 31, 2006 and its unaudited financial statements as of and for the six months ended June 30, 2007 and the historical financial statements of S2 for the period the same periods included in this report.

The unaudited pro forma consolidated financial statements and notes thereto contained forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative our future results.

INCA DESIGNS, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2007

	Historical
	INCA Designs	S2 New York	Adjustments		Consolidated

ASSETS

Cash	$-	$301,765			$301,765
Accounts receivable	-	4,287			4,287
Inter-company debt	875,000	-	(875,000)	A	-
Loan receivable	90,025	160,000			250,025
Inventories	-	67,862			67,862
Prepaid expenses and other current assets	-	74,644			74,644

Total Assets	965,025	608,558	(875,000)		698,583

TOTAL ASSETS	$965,025	$608,558	$(875,000)		$698,583

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Notes and loans payable	$1,354,439	$275,000			$1,629,439
Convertible notes payable	776,575	-			776,575
Accounts payable	1,390	140,455			141,845
Accrued expense and other current liabilities	692,378	81,757			774,135
Accrued interest	989,402	93,704			1,083,106
Inter-company debt	-	875,000	(875,000)	A	-
Due to officers and related parties	-	580,924			580,924
Deriviative Liability	1,808,750				1,808,750

	5,622,934	2,046,840	(875,000)		6,794,774

Common stock subject to rescission	181,189	-			181,189
Bridge loans expected to convert to equity	343,300	-			343,300

Total Liabilities	6,147,423	2,046,840	(875,000)		7,319,263

Common stock	5,231	2,000	(2,000)	B	5,231
Additional paid-in capital	7,437,741		(11,754,753)	B	(4,317,012)
Accumulated deficit	(12,625,370)	(1,440,282)	11,756,753	B	(2,308,899)

Total Stockholders' Deficit	(5,182,398)	(1,438,282)	-		(6,620,680)

TOTAL LIABILITIES & STOCKHOLDERS'
EQUITY (DEFICIT)	$965,025	$608,558	$(875,000)		$698,583

INCA DESIGNS, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For Six Months Ended June 30, 2007

	Historical
	INCA Designs	S2 New York	Adjustment		Consolidated

Revenues, net	$-	$96,287	$-		$96,287

Operating costs and expenses
Cost of revenues	-	50,147			50,147
General and administration	36,976	248,664	(36,976)	B	248,664
Selling expense	-	224,597			224,597
Interest expense	1,396,416	48,540	(119,799)	B	1,325,157
Change in derivative	125,400	-			125,400
Other (income) expense	-	(1,000)			(1,000)
Provisions for income taxes	-	-			-

Total operating costs and expenses	1,558,792	570,948	(156,775)		1,972,965

Net loss	$(1,558,792)	$(474,661)	$156,775		$(1,876,678)

INCA DESIGNS, INC. AND SUBSIDIARY
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS
FOR SIX MONTH PERIOD ENDED JUNE 30, 2007

NOTE A - ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The transaction is being accounted for as reverse acquisition and recapitalization. S2 is the acquirer for accounting purposes. INCA is the issuer. Accordingly, S2’s historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares received in the transaction. The accumulated deficit of S2 is carried forward after the acquisition. Operations prior to the transactions are those of S2. Earnings per share for the period prior to the transaction are restated to reflect the equivalent number of shares outstanding.

NOTE B - ADJUSTMENT

(a)	To eliminated inter-company debt between INCA and S2.

(b)
To reflect the results of the exchange agreement whereby INCA issued 26,000,000 shares of its common stock to the shareholders of S2 in exchange for 100% of the issued and outstanding shares of the common stock S2.

INCA DESIGNS, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
December 31, 2006

	Historical
	INCA Designs	S2 New York	Adjustments		Consolidated

ASSETS

Cash	$-	$81,754	$575,000	D	$656,754
Accounts receivable	-	74,425			74,425
Escrow receivable	-	100,000			100,000
Inventories	-	71,231			71,231
Prepaid expenses and other current assets	-	61,087			61,087

Total Assets	-	388,497	575,000		963,497

TOTAL ASSETS	$-	$388,497	$575,000		$963,497

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Notes and loans payable	$1,254,439	$275,000	$-		$1,529,439
Convertible notes payable	430,000	325,000	575,000	D	755,000
			(175,000)	E
			(400,000)	E
Accounts payable	680,608	75,587	(680,608)	F	75,587
Accured expenses and other current liabilities	282,513	81,757			364,270
Accrued interest	869,604	45,294			914,898
Due to officers and related parties	409,295	549,480			958,775
Derivative Liability	-	-	875,350	E	1,808,750
			808,000	E
			125,400	E

	3,926,459	1,352,118	1,128,142		6,406,719

Common stock subject to rescission	181,189	-			181,189
Bridge loans expected to convert to equity	343,300	-			343,300

Total Liabilities	4,450,948	1,352,118	1,128,142		6,931,208

Common stock	49,170	2,000	(44,253)	A	5,231
			(4,425)	B
			(467)	C
			2,606	E
			600	G
Additional paid-in capital	6,566,460	-	44,253	A	(3,626,879)
			4,425	B
			467	C
			146,692	E
			678,002	F
			(11,067,178)	G
Accumulated deficit	(11,066,578)	(965,621)	(1,380,442)	E	(2,346,063)
			11,066,578	G

Total Stockholders' Deficit	(4,450,948)	(963,621)	(553,142)		(5,967,711)

TOTAL LIABILITIES & STOCKHOLDERS'
EQUITY (DEFICIT)	$-	$388,497	$575,000		$963,497

INCA DESIGNS, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For Year Ended December 31, 2006

	Historical
	INCA Designs	S2 New York	Adjustments		Consolidated

Revenues, net	$-	$801,458	$-		$801,458

Operating costs and expenses
Cost of revenues	-	592,115			592,115
General and administration	55,325	328,980	(55,325)	G	328,980
Selling expense	-	259,154			259,154
Interest expense	203,430	31,604	(203,430)	G	31,604
			847,042	D	847,042
			408,000	D	408,000
Change in derivative	-	-	125,400	D	125,400
			125,400	D	125,400
Other (income) expense	-	(6,850)			(6,850)
Provision for income taxes	-	500			500
					-

Total operating costs and expenses	258,755	1,205,503	1,247,087		2,711,345

Net loss	$(258,755)	$(404,045)	$(1,247,087)		$(1,909,887)

INCA DESIGNS, INC. AND SUBSIDIARY
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS
FOR YEAR ENDED DECEMBER 31, 2006

NOTE A - ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The transaction is being accounted for as reverse acquisition and recapitalization. S2 is the acquirer for accounting purposes. INCA is the issuer. Accordingly, S2’s historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares received in the transaction. The accumulated deficit of S2 is carried forward after the acquisition. Operations prior to the transactions are those of S2. Earnings per share for the period prior to the transaction are restated to reflect the equivalent number of shares outstanding.

NOTE B - ADJUSTMENT

(a)	To reflect change in par value of common stock from $0.001 to $0.0001 effect March 9, 2007.

(b)	To reflect the combination of INCA’s shares of common stock issued and outstanding on a one for ten basis dated April 18, 2007.

(c)	To reflect the combination of INCA’s shares of common stock issued and outstanding on a one for twenty basis dated May 15, 2007.

(d)	To record convertible debt instruments issued in May and June 2007 convertible

(e)
To record relative fair value for warrants issued with debt, to record embedded derivative from conversion feature of convertible debenture at commitment date and to adjust embedded derivative from conversion feature of convertible debenture as of June 30, 2007.

(f)	To record issuance of stock in exchange for assumption of debt associated with INCA’s accounts payable outstanding as of May 21, 2007.

(g)
To reflect the results of the exchange agreement whereby INCA issued 26,000,000 shares of its common stock to the shareholders of S2 in exchange for 100% of the issued and outstanding shares of the common stock S2.